PROSPECTUS SUPPLEMENT

SECURITY LIFE OF DENVER INSURANCE COMPANY
and its
SECURITY LIFE SEPARATE ACCOUNT L1

Supplement Dated August 26, 2008

This supplement updates and amends certain information contained in your prospectus dated April 28, 2008. Please read it carefully and keep it with your prospectus for future reference.

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IMPORTANT INFORMATION REGARDING UPCOMING CHANGES IN STATE INSURANCE LAWS AND FEDERAL INCOME TAX RULES

Effective January 1, 2009, to comply with state insurance and federal income tax laws, all new life insurance policies must be based on the 2001 Commissioners Standard Ordinary (CSO) mortality tables. The policy described in this prospectus is based on the 1980 CSO mortality tables (“1980 CSO policy”) and will no longer be available after 2008. In order to ensure that any new policy is put in force before the end of 2008, we are implementing the following requirements:

• The formal application for the policy described in this prospectus must be signed and received by us in good order on or before November 14, 2008; and
• All underwriting, administrative and new business requirements needed to put the new policy in force, including but not limited to our receipt of the necessary initial premium, must be received by us on or before December 19, 2008.

If these requirements are not met, we may decline your application and inform you that you will need to apply for a policy based on the 2001 CSO mortality tables.

Also, be aware that after 2008 there may be limitations on what changes or modifications can be made to an existing 1980 CSO policy. If you are considering making any change or modification to your existing 1980 CSO policy after December 31, 2008, please contact us to see if such change or modification will be allowed. You should also consult with a qualified tax adviser to determine what effect the change or modification will have on your policy.

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IMPORTANT INFORMATION REGARDING UPCOMING FUND MERGERS

ING VP High Yield Bond Portfolio. On April 28, 2008, the subaccount that invests in the ING VP High Yield Bond Portfolio was closed to new investors and to new investments by existing investors. Effective September 8, 2008, the ING VP High Yield Bond Portfolio will merge into and become part of the ING Pioneer High Yield Portfolio. Because of this merger, your investment in the ING VP High Yield Bond Portfolio will automatically become an investment in the ING Pioneer High Yield Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the subaccount corresponding to the ING VP High Yield Bond Portfolio will be automatically allocated to the ING Pioneer High Yield Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the “Transfers” section of your policy prospectus for information about making fund allocation changes.

ING VP Real Estate Portfolio. On April 28, 2008, the subaccount that invests in the ING VP Real Estate Portfolio was closed to new investors and to new investments by existing investors. Effective September 8, 2008, the ING VP Real Estate Portfolio will merge into and become part of the ING Global Real Estate Portfolio. Because of this merger, your investment in the ING VP Real Estate Portfolio will automatically become an investment in the ING Global Real Estate Portfolio with an equal total net asset value. Unless you provide us with alternative allocation instructions, all future premiums received that would have been allocated to the subaccount corresponding to the ING VP Real Estate Portfolio will be automatically allocated to the ING Global Real Estate Portfolio. You may give us alternative allocation instructions by contacting our ING Customer Service Center at P.O. Box 5065, Minot, ND 58702-5065, 1-877-253-5050. See the “Transfers” section of your policy prospectus for information about making fund allocation changes.

You will not incur any fees or charges or any tax liability because of these mergers, and your policy value immediately before the mergers will equal your policy value immediately after the mergers.

There will be no further disclosure regarding the ING VP High Yield Bond and ING VP Real Estate Portfolios in future supplements to or prospectuses of the policy.

IMPORTANT INFORMATION REGARDING THE NAME OF THE SUBADVISER TO THE ING JULIUS BAER FOREIGN PORTFOLIO

On June 15, 2008, Julius Baer Investment Management LLC was renamed Artio Global Management LLC. Accordingly, all references to Julius Baer Investment Management LLC are to be replaced with Artio Global Management LLC.

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INFORMATION REGARDING THE DISTRIBUTION OF THE POLICY

The ninth paragraph of the “Distribution of the Policy” section of the prospectus is hereby deleted in its entirety and replaced with the following:

In addition to the sales compensation described above, ING America Equities, Inc. or the company, as appropriate, may also pay broker/dealers additional compensation or reimbursement of expenses for their efforts in selling the policy to you and other customers. These amounts may include:

  Marketing/distribution allowances which may be based on the percentages of premium received, the aggregate commissions paid and/or the aggregate assets held in relation to certain types of designated insurance products issued by the company and/or its affiliates during the year;
  Loans or advances of commissions in anticipation of future receipt of premiums (a form of lending to agents/registered representatives). These loans may have advantageous terms such as reduction or elimination of the interest charged on the loan and/or forgiveness of the principal amount of the loan, which terms may be conditioned on fixed insurance product sales;
  Education and training allowances to facilitate our attendance at certain educational and training meetings to provide information and training about our products. We also hold training programs from time to time at our own expense;
  Sponsorship payments or reimbursements for broker/dealers to use in sales contests and/or meetings for their agents/registered representatives who sell our products. We do not hold contests based solely on sales of this product;
  Certain overrides and other benefits that may include cash compensation based on the amount of earned commissions, agent/representative recruiting or other activities that promote the sale of the policy; and
  Additional cash or noncash compensation and reimbursements permissible under existing law. This may include, but is not limited to, cash incentives, merchandise, trips, occasional entertainment, meals and tickets to sporting events, client appreciation events, business and educational enhancement items, payment for travel expenses (including meals and lodging) to pre-approved training and education seminars and payment for advertising and sales campaigns.
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